1 UNITED STATES DISTRICT COURT SOUTHERN DISTRICT OF OHIO WESTERN DIVISION Bureau of Consumer Financial ) Protection, ) Case No. 1:21-cv-262-DRC ) Plaintiff, ) Judge Douglas R. Cole ) v. ) ) ) Fifth Third Bank, National Association, ) ) Defendant. ) STIPULATED FINAL JUDGMENT AND ORDER The Bureau of Consumer Financial Protection (Bureau) commenced this civil action on March 9, 2020, to obtain injunctive and monetary relief and civil penalties from Fifth Third Bank, National Association (Fifth Third). The Amended Complaint alleges violations of §§ 1031 and 1036(a)(1)(B) of the Consumer Financial Protection Act of 2010 (CFPA), 12 U.S.C. §§ 5531 and 5536(a)(1)(B); the Truth in Lending Act (TILA), 15 U.S.C. § 1601 et seq., and its implementing regulation, Regulation Z, 12 C.F.R. part 1026; the Fair Credit Reporting Act (FCRA), 15 U.S.C. § 1681 et seq., and the Truth in Savings Act (TISA), 12 U.S.C. 4301 et seq., and its implementing regulation, Regulation DD, 12 C.F.R. part 1030, in connection with Fifth Third’s sales and business practices relating to Consumer Financial Products and Services. The Bureau and Fifth Third agree to entry of this Stipulated Final Judgment and Order (Order), without adjudication of any issue of fact or law, to settle and resolve all matters in dispute arising from the conduct alleged in the Amended Complaint. FINDINGS 1. This Court has jurisdiction over the parties and the subject matter of this action. Case: 1:21-cv-00262-DRC Doc #: 151-1 Filed: 07/09/24 Page: 1 of 15 PAGEID #: 2211

2 2. Fifth Third neither admits nor denies the allegations in the Amended Complaint, except as specified in this Order. For purposes of this Order, Fifth Third admits the facts necessary to establish the Court’s jurisdiction over the parties and the subject matter of this action. 3. Fifth Third waives all rights to seek judicial review or otherwise challenge or contest the validity of this Order and any claim it may have under the Equal Access to Justice Act, 28 U.S.C. § 2412, concerning the prosecution of this action to the date of this Order. Each Party agrees to bear its own costs and expenses, including, without limitation, attorneys’ fees. 4. Entry of this Order is in the public interest. DEFINITIONS 5. The following definitions apply to this Stipulated Final Judgment and Order: a. “Account-Opening Affected Consumers” means any consumer subjected to any Unauthorized-Account-Opening Acts or Practices during the Redress Period. b. “Board” means Fifth Third’s duly elected and acting Board of Directors. c. “Consumer Financial Product or Service” is defined in 12 U.S.C. § 5481 and means any financial product or service that is described in one or more categories under (A) paragraph (15) of 12 U.S.C. § 5481 and is offered or provided for use by consumers primarily for personal, family, or household purposes; or (B) clause (i), (v), (vii), (ix), or (x) of paragraph (15)(A) of 12 U.S.C. § 5481 and is delivered, offered, or provided in connection with a Consumer Financial Product or Service referred to in 12 U.S.C. § 5481(5)(A). d. “Consumer Reporting Agency” means a Consumer Reporting Agency as defined by 15 U.S.C. § 1681a(f). e. “Effective Date” means the date on which this Stipulated Final Judgment and Order is entered. Case: 1:21-cv-00262-DRC Doc #: 151-1 Filed: 07/09/24 Page: 2 of 15 PAGEID #: 2212

3 f. “Fifth Third” means Fifth Third Bank, National Association, and its successors and assigns. g. “Redress Period” means January 1, 2010 through December 31, 2016. h. “Related Consumer Action” means a private action by or on behalf of one or more consumers or an enforcement action by another governmental agency brought against Fifth Third based on substantially the same facts as described in the Amended Complaint. (ECF No. 73.) i. “Supervision Director” means the Supervision Director for the Bureau, or their delegate. j. “Unauthorized-Account-Opening Acts or Practices” means any of the following: i. applying for, opening, issuing, activating, or enrolling a consumer in any Consumer-Financial Product or Service, including but not limited to lines of credit, credit cards, deposit accounts, and online-banking services, without the consumer’s consent; and ii. transferring funds between a consumer’s accounts without the consumer’s consent or authorization. CONDUCT PROVISIONS I Prohibited Conduct IT IS ORDERED that: 6. Fifth Third and its officers, agents, servants, employees, and attorneys who receive actual notice of this Order, whether acting directly or indirectly, may not violate §§ 1031 and 1036(a)(1)(B) of the Consumer Financial Protection Act of 2010 (CFPA), 12 U.S.C. §§ 5531 and 5536(a)(1)(B); the Truth in Lending Act (TILA), 15 U.S.C. § 1601 et seq., and its implementing Case: 1:21-cv-00262-DRC Doc #: 151-1 Filed: 07/09/24 Page: 3 of 15 PAGEID #: 2213

4 regulation, Regulation Z, 12 C.F.R. part 1026; the Fair Credit Reporting Act (FCRA), 15 U.S.C. § 1681 et seq., and the Truth in Savings Act (TISA), 12 U.S.C. 4301 et seq., and its implementing regulation, Regulation DD, 12 C.F.R. part 1030, by engaging in Unauthorized-Account-Opening Acts or Practices. 7. Fifth Third and its officers, agents, servants, employees, and attorneys who receive actual notice of this Order, whether acting directly or indirectly, will not represent to any consumer that Fifth Third is acting in a fiduciary capacity with respect to that consumer unless Fifth Third has reasonably confirmed that any Consumer Financial Product or Service recommended to that consumer is in the consumer’s best interests. II Required Conduct 8. Fifth Third must maintain policies and procedures that: a. ensure the Bank does not set performance-management and sales goals for its employees that foster Unauthorized-Account-Opening Acts or Practices; this includes, but is not limited to, maintaining, or continuing to maintain, policies and procedures that: (i) do not allow product-specific sales goals; (ii) utilize incentive-compensation clawback policies for employees found to have engaged in Unauthorized-Account-Opening Acts or Practices; (iii) do not incentivize employees to open accounts that do not get used or funded; (iv) provide contemporaneous notifications to customers when accounts are opened; and (v) otherwise ensure rigorous control and auditing functions to detect and prevent employee misconduct relating to potential unauthorized accounts. b. require the collection and retention of evidence demonstrating that a consumer Case: 1:21-cv-00262-DRC Doc #: 151-1 Filed: 07/09/24 Page: 4 of 15 PAGEID #: 2214

5 has authorized the application, issuance, or opening of any Consumer Financial Product or Service; and c. ensure that Fifth Third (i) appropriately handles consumer inquiries or complaints concerning Unauthorized-Account-Opening Acts or Practices; (ii) appropriately handles employee inquiries, concerns, or complaints concerning sales pressure or Unauthorized-Account-Opening Acts or Practices; (iii) tracks indicia of Unauthorized-Account-Opening Acts or Practices; (iv) identifies unauthorized account openings and remediates affected consumers; and (v) provides employee training reasonably designed to prevent Unauthorized- Account-Opening Acts or Practices. 9. Fifth Third must periodically evaluate the policies and procedures required by Paragraph 8 and revise, expand, and supplement them as needed to ensure they are compliant. III Compliance Plan IT IS FURTHER ORDERED that: 9. Within 90 days of the Effective Date, Fifth Third must create and implement a comprehensive compliance plan designed to ensure that Fifth Third’s account-opening acts or practices comply with §§ 1031 and 1036(a)(1)(B) of the Consumer Financial Protection Act of 2010 (CFPA), 12 U.S.C. §§ 5531 and 5536(a)(1)(B); the Truth in Lending Act (TILA), 15 U.S.C. § 1601 et seq., and its implementing regulation, Regulation Z, 12 C.F.R. part 1026; the Fair Credit Reporting Act (FCRA), 15 U.S.C. § 1681 et seq., and the Truth in Savings Act (TISA), 12 U.S.C. 4301 et seq., and its implementing regulation, Regulation DD, 12 C.F.R. part 1030, and the terms of this Order. The Compliance Plan must include, at a minimum: Case: 1:21-cv-00262-DRC Doc #: 151-1 Filed: 07/09/24 Page: 5 of 15 PAGEID #: 2215

6 a. detailed steps Fifth Third has taken or will take to address each action required by this Order; b. a mechanism to ensure that the Board is kept apprised of the status of compliance actions; and c. specific timeframes and deadlines for implementation of the steps described above, if not already implemented. Fifth Third will provide the Compliance Plan to the Bureau upon request. IV Role of the Board and Executives IT IS FURTHER ORDERED that: 10. Fifth Third’s Board has the ultimate responsibility for ensuring that Fifth Third complies with this Order. 11. Fifth Third’s Board and Chief Executive Officer must review all plans and reports required by this Order and any submissions to the Bureau before such submission. 12. One year after the Effective Date, Fifth Third must submit to the Supervision Director an accurate written compliance progress report (Compliance Report) that has been approved by the Board, the accuracy of which is sworn to under penalty of perjury, and which, at a minimum: a. describes the steps that Fifth Third’s Board has taken to reasonably assess whether Fifth Third is complying with the Redress Plan, Compliance Plan, and each applicable paragraph and subparagraph of this Order; b. describes in detail whether and how Fifth Third has complied with the Redress Plan, Compliance Plan, and each applicable paragraph and subparagraph of this Order, including Case: 1:21-cv-00262-DRC Doc #: 151-1 Filed: 07/09/24 Page: 6 of 15 PAGEID #: 2216

7 the manner of verification of such compliance and any corrective actions taken to remedy potential noncompliance with the applicable requirement, paragraph, or subparagraph; and c. attaches a copy of each Order Acknowledgment obtained under Section IX, unless previously submitted to the Bureau. 13. Fifth Third’s Board must: a. authorize whatever actions are necessary for Fifth Third to assess whether Fifth Third is complying with the Redress Plan, Compliance Plan, and each applicable paragraph and subparagraph of this Order; b. authorize whatever actions, including corrective actions, are necessary for Fifth Third to fully comply with the Redress Plan, Compliance Plan, and each applicable paragraph and subparagraph of this Order; and c. require timely reporting by management to Fifth Third’s Board and Chief Executive Officer on the status of compliance obligations. MONETARY PROVISIONS V Order to Provide Redress 14. Within 30 days of the Effective Date, Fifth Third must submit to the Supervision Director for review and non-objection a comprehensive written plan for providing redress to Account- Opening Affected Consumers during the Redress Period consistent with this Stipulated Final Judgment and Order (Redress Plan). The Redress Plan must, at a minimum: a. Describe the steps Fifth Third has taken or will take, including the use of data analytics and other methods available, to reasonably identify Account-Opening Affected Consumers and Case: 1:21-cv-00262-DRC Doc #: 151-1 Filed: 07/09/24 Page: 7 of 15 PAGEID #: 2217

8 the types and amounts of any fees or other harm, including adverse effects on Consumer Reporting Agency information, incurred by each Account-Opening Affected Consumer as a result of Unauthorized-Account-Opening Acts or Practices; b. Provide, or confirm the prior provision of, redress to Account-Opening Affected Consumers. The Redress Plan must also include and describe procedures for Fifth Third to support and provide to the Bureau any determination made by the Fifth Third that providing redress to particular Account-Opening Affected Consumers is impracticable; c. Return, or confirm the prior return of, all fees and costs incurred by Account-Opening Affected Consumers as a result of Unauthorized-Account-Opening Acts or Practices, and request correction of any errors in furnishing information to Consumer Reporting Agencies resulting from the Unauthorized-Account-Opening Acts or Practices; d. Detail how Fifth Third has located or will locate Account-Opening Affected Consumers for payment of redress and the steps Respondent has taken or will take with respect to consumers whose redress payments are returned as undeliverable or not cashed within a prescribed time; e. Provide the Bureau with a copy of the form of the letter or notice that was or will be sent to Account-Opening Affected Consumers notifying them of any redress and offering to close the products or end the services without fees or penalties. 15. Within 180 days after completing the Redress Plan, Fifth Third’s internal audit department must review and assess compliance with the terms of the Redress Plan and validate that the Redress Plan has been properly executed and must report the results of the review and assessment in a written submission to the Board and to the Supervision Director. Case: 1:21-cv-00262-DRC Doc #: 151-1 Filed: 07/09/24 Page: 8 of 15 PAGEID #: 2218

9 16. Fifth Third must provide all redress under the Redress Plan within one year of the Supervision Director making a determination of non-objection to the Redress Plan, unless the Supervision Director grants an extension of that deadline. 17. Fifth Third may not condition the payment of any redress to any Account-Opening Affected Consumer under this Order on that Account-Opening Affected Consumer waiving any right. VI Order to Pay Civil Money Penalty IT IS FURTHER ORDERED that: 18. Under Section 1055(c) of the CFPA, 12 U.S.C. § 5565(c), by reason of the violations of law alleged in the Complaint, Fifth Third must pay a civil money penalty of $15 million to the Bureau. 19. Within 10 days of the Effective Date, Fifth Third shall pay the civil money penalty by wire transfer to the Bureau or to the Bureau’s agent in compliance with the Bureau’s wiring instructions. 20. The civil money penalty paid under this Order will be deposited in the Civil Penalty Fund of the Bureau as required by Section 1017(d) of the CFPA, 12 U.S.C. § 5497(d). 21. Fifth Third shall treat the civil money penalty paid under this Order as a penalty paid to the government for all purposes. Regardless of how the Bureau ultimately uses those funds, Fifth Third may not: a. claim, assert, or apply for a tax deduction, tax credit, or any other tax benefit for any civil money penalty paid under this Order; or b. seek or accept, directly or indirectly, reimbursement or indemnification from any source, including but not limited to payment made under any insurance policy, with regard to any civil money penalty paid under this Order. Case: 1:21-cv-00262-DRC Doc #: 151-1 Filed: 07/09/24 Page: 9 of 15 PAGEID #: 2219

10 VII Additional Monetary Provisions 22. In the event of any default on Fifth Third’s obligations to make payment under this Order, interest, computed under 28 U.S.C. § 1961, as amended, will accrue on any outstanding amounts not paid from the date of default to the date of payment and will immediately become due and payable. 23. Fifth Third relinquishes all dominion, control, and title to the funds paid under this Order to the fullest extent permitted by law and no part of the funds may be returned to Fifth Third. 24. The facts alleged in the Complaint will be taken as true and be given collateral estoppel effect, without further proof, in any proceeding based on the entry of the Order, or in any subsequent civil litigation by or on behalf of the Bureau, including in a proceeding to enforce its rights to any payment or monetary judgment under this Order, such as a nondischargeability complaint in any bankruptcy case. 25. The facts alleged in the Complaint establish all elements necessary to sustain an action by the Bureau under Section 523(a)(2)(A) of the Bankruptcy Code, 11 U.S.C. § 523(a)(2)(A), and for such purposes this Order will have collateral estoppel effect against Fifth Third, even in Fifth Third’s capacity as debtor-in-possession. 26. Fifth Third acknowledges that its Taxpayer Identification Number, which Fifth Third previously submitted to the Bureau, may be used for collecting and reporting on any delinquent amount arising out of this Order, in accordance with 31 U.S.C. § 7701. 27. Within 30 days of the entry of a final judgment, order, or settlement in a Related Consumer Action, Fifth Third must notify the Supervision Director of the final judgment, order, or settlement in writing. That notification must indicate the amount of redress, if any, that Fifth Third Case: 1:21-cv-00262-DRC Doc #: 151-1 Filed: 07/09/24 Page: 10 of 15 PAGEID #: 2220

11 paid or is required to pay to consumers and describe the consumers or classes of consumers to whom that redress has been or will be paid. To preserve the deterrent effect of the civil money penalty in any Related Consumer Action, Fifth Third may not argue that Fifth Third is entitled to, nor may Fifth Third benefit by, any offset or reduction of any monetary remedies imposed in the Related Consumer Action because of the civil money penalty paid in this action or because of any payment that the Bureau makes from the Civil Penalty Fund. If the court in any Related Consumer Action offsets or otherwise reduces the amount of compensatory monetary remedies imposed against Fifth Third based on the civil money penalty paid in this action or based on any payment that the Bureau makes from the Civil Penalty Fund, Fifth Third must, within 30 days after entry of a final order granting such offset or reduction, notify the Bureau and pay the amount of the offset or reduction to the U.S. Treasury. Such a payment will not be considered an additional civil money penalty and will not change the amount of the civil money penalty imposed in this action. COMPLIANCE PROVISIONS VIII Reporting Requirements IT IS FURTHER ORDERED that: 28. Fifth Third must notify the Bureau of any development that may affect compliance obligations arising under this Order, including but not limited to, a dissolution, assignment, sale, merger, or other action that would result in the emergence of a successor company; the creation or dissolution of a subsidiary, parent, or affiliate that engages in any acts or practices subject to this Order; the filing of any bankruptcy or insolvency proceeding by or against Fifth Third; or a change in Fifth Third’s name or address. Fifth Third must provide this notice at least 30 days before the development or as soon as practicable after the learning about the development, whichever is sooner. Case: 1:21-cv-00262-DRC Doc #: 151-1 Filed: 07/09/24 Page: 11 of 15 PAGEID #: 2221

12 29. Within 7 days of the Effective Date, Fifth Third must: a. designate at least one telephone number and email, physical, and postal addresses as points of contact that the Bureau may use to communicate with Fifth Third; and b. identify all businesses for which Fifth Third is the majority owner, or that Fifth Third directly or indirectly controls, by all of their names, telephone numbers, and physical, postal, email, and Internet addresses. 30. Fifth Third must report any change in the information required to be submitted under Paragraph 28 at least 30 days before the change or as soon as practicable after learning about the change, whichever is sooner. IX Order Distribution and Acknowledgment IT IS FURTHER ORDERED that: 31. Within 7 days of the Effective Date, Fifth Third must submit to the Supervision Director an acknowledgment of receipt of this Order, sworn under penalty of perjury. 32. Within 30 days of the Effective Date, Fifth Third must deliver a copy of this Order to each of its Board members and executive officers, as well as to any managers, employees, service providers, or other agents and representatives who have responsibilities related to the subject matter of the Order. 33. For 5 years from the Effective Date, Fifth Third must deliver a copy of this Order to any business entity resulting from any change in structure referred to in Section VIII, any future Board members and executive officers, as well as to any managers, employees, service providers, or other agents and representatives who have responsibilities related to the subject matter of the Order, before they assume their responsibilities. Case: 1:21-cv-00262-DRC Doc #: 151-1 Filed: 07/09/24 Page: 12 of 15 PAGEID #: 2222

13 34. Fifth Third must secure a signed and dated statement acknowledging receipt of a copy of this Order within 30 days of delivery, from all persons receiving a copy of this Order under this Section. 35. Ninety days from the Effective Date, Fifth Third must submit to the Bureau a list of all persons and their titles to whom this Order has been delivered under the Section of this Order titled “Order Distribution and Acknowledgment” and a copy of all signed and dated statements acknowledging receipt of this Order under Paragraph 32. X Recordkeeping IT IS FURTHER ORDERED that: 36. Fifth Third must create, for at least 5 years from the Effective Date, the following business records: All documents and records necessary to demonstrate full compliance with each provision of this Order, including all submissions to the Bureau. Fifth Third must retain these documents for at least 5 years after creation and make them available to the Bureau upon the Bureau’s request. 37. All documents and records must be maintained in their original electronic format. Data should be centralized, and maintained in such a way that access, retrieval, auditing and production are not hindered. XI Notices IT IS FURTHER ORDERED that: 38. Unless otherwise directed in writing by the Bureau, Fifth Third must provide all submissions, requests, communications, or other documents relating to this Order in writing, with the Case: 1:21-cv-00262-DRC Doc #: 151-1 Filed: 07/09/24 Page: 13 of 15 PAGEID #: 2223

14 subject line, “CFPB v. Fifth Third Bank, National Association, SDOH Case No. 1:21-cv-262,” and send them by email to Enforcement_Compliance@cfpb.gov addressed as follows: ATTN: Supervision Director Consumer Financial Protection Bureau Office of Supervision XII Compliance Monitoring IT IS FURTHER ORDERED that: 39. Within 14 days of receipt of a written request from the Bureau, Fifth Third must submit additional compliance reports or other requested information, which must be sworn under penalty of perjury; provide sworn testimony; or produce documents. 40. Fifth Third must permit Bureau representatives to interview any employee or other person affiliated with Fifth Third who has agreed to such an interview regarding: (a) this matter; (b) anything related to or associated with the conduct described in the Amended Complaint; or (c) compliance with this Order. The person interviewed may have counsel present. 41. Nothing in this Order will limit the Bureau’s lawful use of compulsory process, under 12 C.F.R. § 1080.6. XIII Transfer or Assignment of Operations IT IS FURTHER ORDERED that: 42. Should Fifth Third seek to transfer or assign all or part of its operations that are subject to this Order, Fifth Third must, as a condition of sale, obtain the written agreement of the transferee or assignee to comply with all applicable provisions of this Order. Case: 1:21-cv-00262-DRC Doc #: 151-1 Filed: 07/09/24 Page: 14 of 15 PAGEID #: 2224

15 XIV Release IT IS FURTHER ORDERED that: 43. The Bureau releases and discharges Respondent from all potential liability for law violations that the Bureau has or might have asserted based on the practices described in its Amended Complaint, to the extent such practices occurred before the Effective Date and the Bureau knows about them as of the Effective Date. The Bureau may use the practices described in the Amended Complaint in future enforcement actions against Respondent and its affiliates, including, without limitation, to establish a pattern or practice of violations or the continuation of a pattern or practice of violations or to calculate the amount of any penalty. This release does not preclude or affect any right of the Bureau to determine and ensure compliance with this Order, or to seek penalties for any violations of this Order. XV Retention of Jurisdiction IT IS FURTHER ORDERED that: 44. All pending motions are hereby denied as moot. The Court will retain jurisdiction of this matter for purposes of construction, modification, and enforcement of this Order. So ORDERED this ___ day of July, 2024 ___________________________________ Judge Douglas R. Cole United States District Judge Case: 1:21-cv-00262-DRC Doc #: 151-1 Filed: 07/09/24 Page: 15 of 15 PAGEID #: 2225